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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)

                                October 17, 2007

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                                   DEVRY INC.
             (Exact name of registrant as specified in its charter)

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        Delaware                       1-13988                   36-3150143
(State of incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)


         One Tower Lane, Suite 1000
         Oakbrook Terrace, Illinois                         60181
  (Address of principal executive offices)               (Zip Code)

                                 (630) 571-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01         Regulation FD Disclosure

         On October 17, 2007, the Company signed an agreement to acquire Advanced Academics Inc. (AAI), a leading provider of online secondary education, for $27.5 million in cash. Closing is expected to occur by October 31, 2007.

         Founded in 2000 and headquartered in Oklahoma City, Okla., AAI partners with school districts to help more students graduate high school. AAI supplements traditional classroom programs through Web-based course instruction using highly qualified teachers and a proprietary technology platform specifically designed for secondary education. AAI also operates virtual high schools in 5 states. Since its inception, AAI has delivered online learning programs to more than 15,000 students in more than 300 schools.

         The existing AAI management team will remain in place, and will report to Steven Riehs, vice president and general manager of DeVry Online. The financial results of AAI will be reported as part of the DeVry University segment.


Forward Looking Statements

         This Form 8-K and the related press release contain forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as "expect," "anticipate," "believe," "estimate," "intend," "plan," and similar expressions also identify forward-looking statements.

         Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company's actual results to differ materially from those projected or implied by these forward-looking statements. Additional information regarding factors that could cause results to differ can be found in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

         These forward-looking statements are based on information as of October 17, 2007, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


Item 9.01         Financial Statements and Exhibits


99.1  Press Release dated October 17, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DEVRY INC.
                                     (Registrant)

Date: October 17, 2007
                                     By:   /s/ Richard M. Gunst
                                           -------------------------------------
                                           Richard M. Gunst
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


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                                  EXHIBIT INDEX



Exhibit Number    Description
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99.1              Press Release dated October 17, 2007